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                                                                      EXHIBIT 24

                           DIRECTOR AND/OR OFFICER OF
                                  SPECTRX, INC.

                                POWER OF ATTORNEY

         The undersigned director and/or officer of SpectRx, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Mark A. Samuels and Thomas H. Muller, Jr., and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statements on Form S-3 or any other appropriate form relating to the registration for resale of the Company's Common Stock, par value $.001 per share, held by certain selling security holders, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                          EXECUTED as of June 11, 2002.


                                             Chairman, Chief Executive Officer and Director
  /s/ MARK A. SAMUELS                        (Principal Executive Officer)
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Mark A. Samuels

                                             Executive Vice President and Chief Financial
  /s/ THOMAS H. MULLER, JR.                  Officer (Principal Financial and Accounting Officer)
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Thomas H. Muller, Jr.


  /s/ KEITH D. IGNOTZ                        President, Chief Operating Officer and Director
------------------------------------
Keith D. Ignotz


  /s/ CHARLES G. HADLEY                      Director
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Charles G. Hadley


  /s/ EARL R. LEWIS                          Director
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Earl R. Lewis


  /s/ WILLIAM E. ZACHARY                     Director
------------------------------------
William E. Zachary


  /s/ CHRIS MONAHAN                          Director
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Chris Monahan